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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported): August 7, 2000



                           BIOGAN INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)



         DELAWARE                    33-23489                   58-1832055
(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
     of Incorporation)                                      Identification No.)



                               7213 POTOMAC DRIVE
                               BOISE, IDAHO 83704
                    (Address of Principal Executive Offices)


                                 (208) 376-8500
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
         (Former Name or Former Address, if Changed Since Last Report.)



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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On August 7, 2000, George Brenner, C.P.A. resigned as the independent accountant of Biogan International, Inc., a Delaware corporation (the "Company"). Mr. Brenner's reports on the Company's financial statements for the past two years contained no adverse opinion and no disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles, except that the reports of Mr. Brenner dated May 13, 1999 and March 10, 2000 appearing in the Company's Annual Report on Form 10-KSB for the years ended December 31, 1998 and 1999, respectively, included an explanatory paragraph regarding substantial doubt about the Company's ability to continue as a going concern. The Company's decision to accept the resignation of Mr. Brenner was approved by the Company's Board of Directors. The Company's Board of Directors also approved the engagement of Bersch Accounting as independent accountants for the Company and to advise the Company on accounting matters, effective as of August 7, 2000. Prior to the appointment of Bersch Accounting, the Company had not consulted with Bersch Accounting regarding the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Company's financial statements.

         In the Company's two most recent fiscal years and subsequent interim period preceding the resignation of George Brenner, there were no disagreements with Mr. Brenner on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Mr. Brenner, would have caused Mr. Brenner to make reference to the subject matter of the disagreement in connection with his reports.

         The Company is furnishing herewith a letter addressed to the Securities and Exchange Commission from George Brenner pursuant to Item 304(a)(3) of Regulation S-B, which letter is attached hereto as Exhibit 1.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) Financial Statements of Businesses Acquired. Not applicable.
             -------------------------------------------

         (b) Pro Forma Financial Information. Not applicable.
             -------------------------------

         (c) Exhibits.
             --------

             1. Letter from George Brenner pursuant to Item 304(a)(3) of Regulation S-B.



                                       2
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          BIOGAN INTERNATIONAL, INC.

 Date:  August 8, 2000                    By: /s/ Gilles LaVerdiere
                                              ----------------------------------
                                              Gilles LaVerdiere, Chief Executive
                                              Officer and President




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                                INDEX TO EXHIBITS
                          TO CURRENT REPORT ON FORM 8-K


                                                                    Sequentially
                                                                      Numbered
     Exhibit No.       Description                                      Page
     -----------       -----------                                  ------------

         1        Letter from George Brenner pursuant to Item 304(a)(3)    5
                  of Regulation S-B